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                       STAG VARIABLE LIFE LAST SURVIVOR
                           SEPARATE ACCOUNT VL II
                       HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 33-89990

  SUPPLEMENT DATED FEBRUARY 23, 2006 TO THE PROSPECTUS DATED OCTOBER 3, 2005
                         AS AMENDED NOVEMBER 4, 2005

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            SUPPLEMENT DATED FEBRUARY 23, 2006 TO YOUR PROSPECTUS

On April 4, 2006, shareholders of AIM V.I. Premier Equity Fund will vote on the proposed merger of AIM V.I. Premier Equity Fund into AIM V.I. Core Equity Fund. If the proposed merger is approved, all assets of AIM V.I. Premier Equity Fund will be transferred into AIM V.I. Core Equity Fund, and shareholders of AIM V.I. Premier Equity Fund will receive shares of AIM V.I. Core Equity Fund. If approved by the shareholders, the merger is scheduled to take place on or about May 1, 2006.

As a result, if any Policy Value is currently invested in AIM V.I. Premier Equity Fund Sub-Account on the date of the merger, that Policy Value will be merged into AIM V.I. Core Equity Fund Sub-Account. Effective as of the close of trading of the New York Stock Exchange on April 28, 2006, any transaction that includes an allocation to AIM V.I. Premier Equity Fund Sub-Account will not be accepted.

Effective as of the close of trading of the New York Stock Exchange on April 28, 2006, any existing premium allocation instructions on file, Dollar Cost Averaging, Asset Allocation, Asset Rebalancing or other administrative program that includes transfers of Policy Value or allocations to AIM V.I. Premier Equity Fund Sub-Account will be changed to replace AIM V.I. Premier Equity Fund with AIM V.I. Core Equity Fund, unless you direct us otherwise.

In the event that the proposed merger is approved, all references and information contained in the prospectus for your Contract related to AIM V.I. Premier Equity Fund are deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5950